Exhibit 99.2

Quarterly Earnings Summary

Q1 2014

Forward looking statements

This Q1-2014 Quarterly Earnings Summary contains forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance.

The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to update such statements.

This document includes the non-GAAP financial measure of “Adjusted EBITDA” . See page 12 for a note regarding the Company’s use of Non-GAAP financial measures and slide 10 for a reconciliation of GAAP to non-GAAP.

Quarterly Earnings Summary: Q1 2014

Key Takeaways

Growth

Financials

Mobile

Q1 revenue of $26.2M up 22 percent from prior year period

Q1 Network revenue up 78 percent from the prior year period

Q1 O&O revenue up 7 percent from Q4 2013

RKV of $189 up 6% from Q4 2013

Ended Q1 with $3.7M in total cash

Reached Q1 revenue of $26.2M and Adjusted EBITDA of $712,000

2014 guidance: Revenue between $103M and $107M, and Adjusted EBITDA between $3M and $4M

We now expect performance to be at the high end of the guidance range

Launched nFuseTM and nStoreTM

Launched Mobile Display Ad Network

Released version 1.5 of the HavvitTM app for iOS 7-enabled devices

Note: Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Quarterly Earnings Summary: Q1 2014

Financials and Key Metrics at a Glance

$ in Millions Q1-14 Q4-13 Q1-13

GAAP Revenue $ 26.2 $ 26.8 $ 21.5

Adjusted EBITDA $ 0.7 $ 1.4 $ 0.7

Net Loss $ (2.8) $ (1.7) $ (3.4)

Diluted Adjusted EBITDA per share $ 0.03 $ 0.06 $ 0.03

Diluted GAAP net loss per share $ (0.12) $ (0.07) $ (0.15)

Diluted weighted avg shares used for Adj EBITDA per share 23,254 23,231 22,687

Diluted weighted avg shares used for GAAP net loss per share 23,225 23,037 22,564

Cash $ 3.71 $ 5.07 $ 3.07

Ending Employees 81 88 95

Quarterly Earnings Summary: Q1 2014

Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

MUV - RKV

$299

$285 $276

$230

$215

$200 $189

$180 $178

93.6 100.8 101.0 100.0 106.2 93.4 80.0 80.4 71.6

Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14

120.00 100.00 80.00 60.00 40.00 20.00 0.00

$350.00 $300.00 $250.00 $200.00 $150.00 $100.00 $50.00 0.00

MUV RKV

Quarterly Earnings Summary: Q1 2014

Network Revenue Trends



$16
$14
$12
$10
$8
$6
$4
$2
$0
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Up 78% from Q1-2013

$ in Millions	Q1-12	Q2-12	Q3-12	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14
Network Revenue	$4.2	$4.1	$5.0	$7.6	$8.3	$11.6	$14.5	$16.1	$14.8

Quarterly Earnings Summary: **Q1 2014**

6

Consolidated Quarterly Revenues

Quarterly Revenues by Business Unit

% of Total Revenue by Business Unit

$30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0

Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14

$24.3 $4.2 $20.1

$26.7 $4.1 $22.6

$24.4 $5.0 $19.4

$20.5 $7.6 $12.9

$21.5 $8.3 $13.2

$22.7 $11.6 $11.1

$23.4 $14.5 $8.9

$26.8 $16.1 $10.7

$26.2 $14.8 $11.4

100% 80% 60% 40%20% 0%

17% 83%

15% 83%

20% 80%

37% 63%

39% 61%

51% 49%

62% 38%

60% 40%

56% 44%

Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14

O&O Network

$ in Millions Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14

Network $ 4.2 $ 4.1 $ 5.0 $ 7.6 $ 8.3 $ 11.6 $ 14.5 $ 16.1 $ 14.8

O&O $ 20.1 $ 22.6 $ 19.4 $ 12.9 $ 13.2 $ 11.1 $ 8.9 $ 10.7 $ 11.4

Consolidated Revenue $ 24.3 $ 26.7 $ 24.4 $ 20.5 $ 21.5 $ 22.7 $ 23.4 $ 26.8 $ 26.2

Quarterly Earnings Summary: Q1 2014

Mobile Traffic



35M
30M
25M
20M
15M
10M
5M
0
50%
40%
30%
20%
10%
0%
12M
19M
25M
25M
32M
34M
32M
31M
23M
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14

Mobile traffic represents

32%

of total overall traffic

Quarterly Earnings Summary: **Q1 2014**

Reconciliation of Adjusted EBITDA to GAAP

Net Income (Loss)

Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*

Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $3,500

Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)

Less provision for income taxes (158) (102) (178) (111) (139) (200)

Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)

Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)

Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)

Less LEC receivable reserve --- (1,407) - -

Less net loss from discontinued operations -- (6,899) (14,250) (3,729) -

Plus gain on sale of Rovion --- 1,458 - -

Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -

Less Geo-Tag settlement ---- (550) -

Less non-recurring charges (520) - (1,461) (684) (2,829) (1,800)

GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,362) $(5,300)

*As of May 2014

Note: Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Quarterly Earnings Summary: Q1 2014

Key Balance Sheet Metrics

$ in Millions Q1-13 Q2-13 Q3-13 Q4-13 Q1-14

Assets

Cash & marketable debt securities $ 3.1 $ 4.8 $ 4.8 $ 5.1 $ 3.7

Accounts receivable, net 10.7 13.4 14.9 17.3 18.2

Total Assets 49.1 50.4 51.4 51.6 50.7

Liabilities and Equity

Total Debt 9.0 12.6 13.1 13.2 14.0

Total Liabilities 22.8 27.1 29.7 31.3 33.1

Total Liabilities & Equity $ 49.1 $ 50.4 $ 51.4 $ 51.6 $ 50.7

Quarterly Earnings Summary: Q1 2014

Business Outlook

$ in Millions FY-2014

Total Revenue $103M – 107M

Adjusted EBITDA $3.0M – 4.0M

Per Diluted Share $0.13 – $0.17

Diluted Weighted Avg. Shares 23,500

Projected as of May 8, 2014

Note: We now expect performance to be at the high end of the guidance range

Note: Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 13

Quarterly Earnings Summary: Q1 2014

Use of Non-GAAP Measures

This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.

Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability; and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.

Quarterly Earnings Summary: Q1 2014